UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2014

Chesapeake Oilfield Operating, L.L.C.

(Exact name of Registrant as specified in its Charter)

Oklahoma	333-187766	45-3338422
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On June 9, 2014, Chesapeake Energy Corporation (“Chesapeake”) issued a press release announcing its board of directors’ approval of the spin-off of its oilfield services business (the “Spin-off”), currently conducted through Chesapeake Oilfield Operating, L.L.C. (the “Company”), its wholly owned subsidiary, into a stand-alone, publicly traded company that will be called Seventy Seven Energy Inc. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01. An investor presentation dated June 9, 2014 relating to the Spin-off is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information contained in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

On June 9, 2014, the Company issued a press release announcing that it intends to offer $500 million in aggregate principal amount of senior notes due 2022 (the “Notes”) to eligible purchasers pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended. A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the Notes, nor shall there be any offer, solicitation or sale of the Notes in any jurisdiction in which such offer, solicitation or sale is unlawful.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Statements regarding the pursuit of the proposed Spin-off and the offering of the Notes, as well as any other statements that are not historical facts, are forward-looking statements that involve certain risks, uncertainties and assumptions. These include but are not limited to costs and difficulties related to the Spin-off, market and business conditions, the companies’ financial results and performance, changes in law, availability and terms of any financing, approval by the board of directors of Chesapeake, other actions by Chesapeake, customers and third parties, factors affecting the level of activity in the oil and gas industry, changes in capital expenditures plans, and other factors detailed in the Company’s Registration Statement on Form 10 and its most recent Form 10-K, Form 10-Q’s and other filings with the U.S. Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits. See “Exhibit Index” attached to this Current Report on Form 8-K, which is incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE OILFIELD OPERATING, L.L.C.

By:	/s/ CARY D. BAETZ
Cary D. Baetz
Chief Financial Officer

Date: June 9, 2014

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Chesapeake Energy Corporation press release dated June 9, 2014.

99.2	Investor Presentation dated June 9, 2014.

99.3	Chesapeake Oilfield Operating, L.L.C. press release dated June 9, 2014.